UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MEDTRONIC PUBLIC LIMITED COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-60(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

October 28, 2016

Notice of Electronic Distribution of Proxy Materials

To:	All Employees of Medtronic and its Subsidiaries

Subject:	Medtronic Annual Report and Proxy Statement Available on the Internet

Electronic Annual Report and Proxy Statement. As in prior years, Medtronic’s 2016 Annual Report and Proxy Statement will be made available to all employee shareholders with email access online. In addition, as required by Irish law, Medtronic’s Irish Statutory Financial Statements for the year ended April 29, 2016, will be made available to all employee shareholders with email access online. On Friday, October 28, 2016, the online materials will be available to view and print at http://www.medtronic.com/investors/annual-reports/. Electronic delivery saves Medtronic significant postage and processing costs.

You may access these proxy materials from any personal computer or terminal with internet access, including your personal computer at work. If you access the Proxy Statement, Annual Report and Irish Statutory Financial Statements from somewhere other than your workplace, there may be costs associated with electronic access, such as the typical usage charges from internet service providers and telephone companies. You are responsible for bearing these costs. Medtronic does not charge fees for electronic access.

We encourage you to use the internet to read and print the Annual Report, Proxy Statement and Irish Statutory Financial Statements. If you would like a paper copy, please see your email or paper notice. The phone number or email address and control number needed to make the request are on the notice.

Voting Your Shares. If you have a Medtronic email address, you will receive an email notice, rather than a proxy card, which will provide instructions on how to vote your shares. Voting is very simple through the internet or by telephone by following the instructions on the email notice or proxy card. This notice applies to any shares registered directly in your name or under your social security number whether held by book entry or share certificates through our transfer agent, through the U.S. 401(k) Plans, or the Employee Stock Ownership Plan. These shares are included in the total shares voted when you submit your proxy card or vote pursuant to the email notice. Shares held through the Employee Stock Purchase Plan at Fidelity will receive a separate email notice.

If you do not have a Medtronic email address, a “Notice of Internet Availability of Proxy Materials” (or “Notice”) containing instructions on how to access proxy materials will be mailed to you on or about October 28th, and you will not automatically receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy materials on the internet. The Notice also instructs you on how you may vote via the internet.

If you own Medtronic shares through a bank or brokerage account, those firms will mail you a separate Notice unless you notify them that you would like to receive the materials electronically or by printed copy by following the instructions on the Notice.

PLEASE POST THIS ANNOUNCEMENT

[Form of email notice sent by Broadridge to Medtronic shareholders participating in electronic delivery of proxy materials]

NOTICE - This is your notice of the 2016 MEDTRONIC plc Annual General Meeting of Shareholders. You are receiving this email because you are enrolled for Electronic Delivery or you are an employee of MEDTRONIC plc with a MEDTRONIC plc email account.

This email contains instructions on how to access Medtronic’s Annual Report, Proxy Statement and Irish Statutory Financial Statements and on how to vote your shares. Please read the instructions carefully before proceeding.

Important Notice Regarding the Availability of Proxy Materials

MEDTRONIC plc
MEETING DATE:	December 9, 2016
RECORD DATE:	October 11, 2016
CUSIP NUMBER:	G5960L 103

This email represents all shares in the following account(s).

NAME

CONTROL NUMBER:

VIEWING ANNUAL REPORT, PROXY STATEMENT AND IRISH STATUTORY FINANCIAL STATEMENTS

- Please review the Medtronic Annual Report and Proxy Statement before voting. The Proxy Statement discusses the proposals to be voted on. To view the Annual Report, Proxy Statement and Irish Statutory Financial Statements, click on http://www.medtronic.com/annualmeeting.

Please note that Internet voting is not available at this site.

You can enter your voting instructions and view the shareholder material at the Internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 11:59 p.m. Eastern Standard Time on December 8, 2016 or, for shares held through the Medtronic plc Savings and Investment Plan and the Medtronic Puerto Rico Employees’ Savings and Investment Plan, no later than 11:59 p.m. Eastern Standard Time on December 6, 2016.

To access ProxyVote.com, you will need the control number identified above and your four digit PIN:

*	If you are a Medtronic plc employee and have a U.S. social security number, this PIN is the last four digits of your social security number.

*	If you are a Medtronic plc employee and do not have a U.S. social security number, this PIN is the last four digits of your Employee Identification number. If you do not know your Employee Identification number, please contact your HR representative.

*	If you are a shareholder who consented to receive proxy materials electronically, the PIN is the four digit number you selected at the time of your enrollment.

*	If you do not know your PIN, please follow the instructions on the ProxyVote web page.

You may also enter your voting instructions by touch-tone telephone at 1-800-690-6903. Telephone voting is accepted until 11:59 p.m. Eastern Standard Time on December 8, 2016 or, for shares held through the Medtronic plc Savings and Investment Plan and the Medtronic Puerto Rico Employees’ Savings and Investment Plan, no later than 11:59 p.m. Eastern Standard Time on December 6, 2016. You will be prompted to enter your Control Number listed above.

If you are a Medtronic employee, this email covers shares registered directly in your name or under your social security number, and the holdings from your U.S. employee benefit plans, other than shares held at Fidelity in the Employee Stock Purchase Plan. These shares are included in the total shares voted when you submit your proxy card or vote pursuant to the email notice. If you receive more than one email, it generally means that your holdings include other names or different spellings of your name, and you must vote under all emails to vote all shares.

You may also vote in person at the Medtronic plc Annual General Meeting. For meeting address and directions, please call 763-505-5500 or view at http://www.medtronic.com/annualmeeting. To attend, you must register at https://www.proxyvote.com.

CHANGING YOUR ENROLLMENT - To view, cancel or change your enrollment profile, please go to http://enroll.icsdelivery.com/mdt

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be paid by the shareholder.

Please do not send any email to ID@ProxyVote.com.

Please REPLY to this email with any comments or questions about ProxyVote.com. (Include the original text and Subject line of this message for identification purposes.) AOL Users: please highlight the entire message before clicking reply.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on December 9, 2016.

MEDTRONIC PLC	Meeting Information Meeting Type: Annual General Meeting For holders as of: October 11, 2016

Date: December 9, 2016 Time: 8:00 AM Local Time
Location: Conrad Dublin Hotel
Earlsfort Terrace
Dublin 2, Ireland
MEDTRONIC PLC ATTN: RHONDA INGALSBE 710 MEDTRONIC PARKWAY MS LC310 MINNEAPOLIS, MN 55432-5604

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or EMAIL Copy:
If you want to receive a paper or email copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY EMAIL*:	sendmaterial@proxyvote.com
* If requesting materials by email, please send a blank email with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 27, 2016 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:
1.	Election of Directors to serve until the next Annual General Meeting of the Shareholders
Nominees:
	1a.	Richard H. Anderson
	1b.	Craig Arnold
	1c.	Scott C. Donnelly
	1d.	Randall Hogan III
	1e.	Omar Ishrak
	1f.	Shirley A. Jackson, Ph.D.
	1g.	Michael O. Leavitt
	1h.	James T. Lenehan
	1i.	Elizabeth Nabel, M.D.
	1j.	Denise M. O’Leary
	1k.	Kendall J. Powell
	1l.	Robert C. Pozen
	1m.	Preetha Reddy

2.	To ratify the re-appointment of PricewaterhouseCoopers LLP as Medtronic’s independent auditor for fiscal year 2017 and authorize the Board of Directors, acting through the Audit Committee, to set its remuneration.

3.	To approve in a non-binding advisory vote, named executive officer compensation (a “Say-on-Pay” vote).

4.	To approve amendments to Medtronic’s Articles of Association to implement “Proxy Access”.

5.	To approve amendments to Medtronic’s

	5a.	Articles of Association to make certain administrative changes.

	5b.	Memorandum of Association to make certain administrative changes.

6.	To approve amendments to Medtronic’s Articles of Association to clarify the Board’s sole authority to determine its size within the fixed limits in the Articles of Association.

NOTE:	In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual General Meeting and any adjournment or postponement thereof.